UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of report (Date of earliest event reported): May 25, 2023

EMPLOYERS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)
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Nevada
(State or Other Jurisdiction of Incorporation)

001-33245			04-3850065
(Commission File Number)			(I.R.S. Employer Identification No.)

2430 Corporate Circle, Suite 200
	Henderson	Nevada
(Address of Principal Executive Offices)

89074
(Zip Code)
Registrant’s telephone number including area code: (888) 682-6671
No change since last report
(Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EIG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07.    Submission of Matters to a Vote of Security Holders.
(a)
Employers Holdings, Inc. (the "Company") held its 2023 annual meeting of stockholders on May 25, 2023, at 9:00 a.m., Pacific time, in Reno, Nevada (the "2023 Annual Meeting"). The matters that were voted upon at the 2023 Annual Meeting, and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, where applicable, are set forth below.
(b)
At the 2023 Annual Meeting, the Company’s stockholders (i) elected the Company’s nominees for director; (ii) approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers; (iii) approved, on an advisory (non-binding) basis, of annual advisory votes to approve the compensation of the Company's named executive officers; and (iv) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.
1.    Election of directors to serve until the 2024 Annual Meeting of Stockholders:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Katherine H. Antonello	19,775,701	97,229	18,645	1,545,470
João “John” M. de Figueiredo	13,549,276	6,322,628	19,671	1,545,470
Prasanna G. Dhoré	12,549,525	7,316,742	25,308	1,545,470
Barbara A. Higgins	13,548,528	6,324,403	18,644	1,545,470
James R. Kroner	19,695,382	169,861	26,332	1,545,470
Michael J. McColgan	19,717,820	147,423	26,332	1,545,470
Michael J. McSally	19,629,029	236,213	26,333	1,545,470
Jeanne L. Mockard	19,717,519	148,720	25,336	1,545,470
Alex Perez-Tenessa	19,768,968	96,319	26,288	1,545,470
2.    Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,663,415	215,880	12,280	1,545,470
3.    Approval, on a non-binding basis, of annual advisory votes to approve the compensation of the Company's named executive officers:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
17,487,278	23,934	2,355,993	24,370	1,545,470
After considering these results, and consistent with its own recommendation, on May 25, 2023 the Company’s Board of Directors determined that the Company would continue to hold an annual vote, on an advisory (non-binding) basis, on the compensation of the Company’s named executive officers until the next advisory vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers, which will occur no later than the 2029 annual meeting of stockholders.
4.    Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,150,728	274,598	11,719	---

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.
Dated:	May 26, 2023	/s/ Lori A. Brown
Lori A. Brown
Executive Vice President,
Chief Legal Officer and General Counsel